Exhibit 10.63

Strong River Investments, Inc. and Bay Harbor Investments, Inc.
c/o Cavallo Capital Corp.
630 Fifth Avenue, Suite 2000
New York, NY 10111

Augusta Street LLC
c/o Citco Trustees (Cayman) Limited
Commercial Centre
P.O. Box 31106 SMB
Grand Cayman
Cayman Islands
British West Indies

                                                                   June 24, 1999

Fidelity Holdings, Inc.
80-02 Kew Gardens Road, Suite 5000
Kew Gardens, New York 11415
Attention: President

      Re:   Fidelity Holdings, Inc. (the "Company").

Gentlemen:

            Reference is made to the Securities Purchase Agreement (the "Purchase Agreement"), of even date hereof, between the Company and the undersigned (the "Purchasers"), pursuant to which the Company will issue and sell to the Purchasers (i) an aggregate of 285,714 shares of Common Stock (the "Initial Shares"), (ii) Common Stock purchase warrants, each in the form of Exhibit A to the Purchase Agreement, pursuant to which the holder thereof shall have the right, under certain circumstances described therein, to acquire shares of Common Stock upon the terms set forth therein (the "Initial Adjustable Warrant") and (iii) Common Stock purchase warrants, each in the form of Exhibit D to the Purchase Agreement, pursuant to which the holder thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the Closing Date to acquire an aggregate of 285,714 shares of Common Stock at an exercise price per share (subject to adjustment as provided therein) of $23.00 (the "Initial Closing Warrants" and together with the Initial Adjustable Warrants, the "Initial Warrants"), for an aggregate purchase price of $6,000,000. Capitalized terms used and not otherwise defined in this letter that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement. The Initial Warrants and the Initial Shares are sometimes collectively referred to herein as the "Initial Securities."

            The Purchasers shall, severally and not jointly, commit, subject to and upon the terms and conditions hereof, to purchase from the Company, and the Company shall sell to the Purchasers (A) on the First Additional Closing Date (as defined herein) (i) [ ](1) shares of Common Stock (the "First Additional Shares"), (ii) additional Initial Adjustable Warrants (the "First Additional Adjustable Warrants") and (iii) additional Initial Closing Warrants pursuant to which the holders thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the First Additional Closing (as defined herein) to acquire an aggregate of [ ](1) shares of Common Stock (the "First Additional Closing Warrants"), for an aggregate purchase price of $7,000,000 and (B) on the Second Additional Closing Date (as defined herein) (i) [ ](2) shares of Common Stock (the "Second Additional Shares"), (ii) additional Initial Adjustable Warrants (the "Second Additional Adjustable Warrants" and together with the First Additional Adjustable Warrants, the "Additional Adjustable Warrants") and (iii) additional Initial Closing Warrants pursuant to which the holders thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the Second Additional Closing (as defined herein) to acquire an aggregate of [ ](2) shares of Common Stock (the "Second Additional Closing Warrants" and together with the First Additional Closing Warrants, the "Additional Closing Warrants"), for an aggregate purchase price of $7,000,000.

            The commitment of the Purchasers set forth in this letter is subject to the terms, conditions and qualifications set forth below:

            1. Form of Additional Adjustable Warrants. The Additional Adjustable Warrants shall be identical to the Initial Adjustable Warrants except that (A) for purposes of the First Additional Adjustable Warrants, (i) the Purchase Price (as defined in the Initial Adjustable Warrants) shall equal 105% of the average of the Per Share Market Values for the five (5) Trading Days immediately preceding the First Additional Closing Date (the "First Additional Price"), (ii) the Floor Price (as defined in the Initial Adjustable Warrants) shall equal 60% of the First Additional Price, and (iii) the Threshold Price (as defined in the Initial Adjustable Warrants) shall equal 150% of the

--------

(1) The number which equals $7,000,000 divided by 105% of the average of the closing bid prices of the Common Stock for the five (5) Trading Days immediately preceding the First Additional Closing Date.

(2) The number which equals $7,000,000 divided by 105% of the average of the closing bid prices of the Common Stock for the five (5) Trading Days immediately preceding the Second Additional Closing Date.


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

First Additional Price and (B) for purposes of the Second Additional Adjustable Warrants, (i) the Purchase Price shall equal 105% of the average of the Per Share Market Values for the five (5) Trading Days immediately preceding the Second Additional Closing Date (the "Second Additional Price"), (ii) the Floor Price shall equal 60% of the Second Additional Price and (iii) the Threshold Price shall equal 150% of the Second Additional Price.

            2. Form of Additional Closing Warrants. The Additional Closing Warrants shall be identical to the Initial Closing Warrants except that the Exercise Price (as defined in the Initial Closing Warrants) applicable to (i) the First Additional Closing Warrants shall be equal to 115% of the average of the closing bid prices of the Common Stock for the five (5) Trading Days immediately preceding the First Additional Closing Date and (ii) the Second Additional Closing Warrants shall be equal to 115% of the average of the closing bid prices of the Common Stock for the five (5) Trading Days immediately preceding the Second Additional Closing Date.

            3. First Additional Documentation. In order to effectuate a purchase and sale of the First Additional Shares, the First Additional Adjustable Warrants and the First Additional Closing Warrants (collectively, the "First Additional Securities"), prior to their issuance, the Company and the Purchasers shall enter into the following agreements: (a) a securities purchase agreement identical to the Purchase Agreement, mutatis mutandis (the "First Additional Purchase Agreement") and (b) a registration rights agreement identical to the Registration Rights Agreement, mutatis mutandis (the "First Additional Registration Rights Agreement", and together with the First Additional Purchase Agreement, the First Additional Adjustable Warrants and the First Additional Closing Warrants, collectively the "First Additional Transaction Documents"). The Purchasers shall prepare the First Additional Transaction Documents.

            4. Second Additional Documentation. In order to effectuate a purchase and sale of the Second Additional Shares, the Second Additional Adjustable Warrants and the Second Additional Closing Warrants (collectively, the "Second Additional Securities"), prior to their issuance, the Company and the Purchasers shall enter into the following agreements: (a) a securities purchase agreement identical to the Purchase Agreement, mutatis mutandis (the "Second Additional Purchase Agreement") and (b) a registration rights agreement identical to the Registration Rights Agreement, mutatis mutandis (the "Second Additional Registration Rights Agreement", and together with the Second Additional Purchase Agreement, the Second Additional Adjustable Warrants and the Second Additional Closing Warrants, collectively the "Second Additional Transaction Documents"). The Purchasers shall prepare the Second Additional Transaction Documents.

            5. The First Additional Closing. (i) The Purchasers and the Company shall each have the right to deliver a written notice to the other (the "First Additional Financing Notice") requiring such other party to either sell or buy (severally and not jointly), as the case may be, the First Additional Securities for an aggregate purchase price of $7,000,000 (the "First Additional Purchase Price"). The First Additional Financing Notice may be delivered no earlier than sixty (60) Trading Days following the Expiration Date (as defined in the Initial Adjustable Warrant) and no later than one hundred (100) Trading Days following the Expiration Date, provided, that such 60th Trading Day following the Expiration Date (but not the 100th Trading Day following the Expiration Date) shall be extended for the number of days during which the prospectus included in the Underlying Shares Registration Statement may not be used by the Purchasers for the resale of Registrable Securities (as defined in the Registration Rights Agreement), or as otherwise agreed to by the parties hereto. At the First Additional Closing (as defined herein) each Purchaser shall (subject to the terms and conditions herein) purchase such portion of the First Additional Securities as equals such Purchaser's pro-rata portion of the Initial Securities issued and sold at the Closing. The closing of the purchase and sale of the First Additional Securities (the "First Additional Closing") shall take place at the offices of Robinson Silverman,1290 Avenue of the Americas, New York, New York 10104, on the fifth (5th) Business Day after the First Additional Financing Notice is received by the Purchasers or the Company, as the case may be, or on such other date as otherwise agreed to by the parties hereto; provided, however, that in no case shall the First Additional Closing take place unless and until all of the conditions listed in Section 7 of this letter shall have been satisfied by the Company or waived by the Purchasers. The date of the First Additional Closing is hereinafter referred to as the "First Additional Closing Date." Notwithstanding anything to the contrary contained in this letter, each Purchaser may, prior to the First Additional Closing Date, designate an Affiliate thereof to acquire all or any portion of the First Additional Securities.

                  (ii) At the First Additional Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to (x) each Purchaser or its designated Affiliate, (1) the number of First Additional Shares equal to such Purchaser's pro rata portion of the Initial Shares issued and sold at the Closing, registered in the name of such Purchaser or its designated Affiliate, representing the shares of Common Stock to be issued and sold to such Purchaser at the First Additional Closing; (2) a First Additional Adjustable Warrant registered in the name of such Purchaser or its designated Affiliate, (3) a First Additional Closing Warrant registered in the name of such Purchaser or its designated Affiliate, entitling the holder thereof to purchase such number of shares of Common Stock as equals such Purchaser's pro-rata portion of the shares of Common Stock underlying the Initial Closing Warrants issued and sold at the Closing, (4) a legal opinion in form and substance acceptable to the Purchasers, and (5) executed First Additional Transaction Documents and the Transfer Agent Instructions relating to the First Additional Securities, and (y) Robinson Silverman, the legal fees and expenses incurred by the Purchasers to prepare the First Additional Transaction Documents, which amount shall not exceed $20,000 (and Robinson Silverman shall only be required to deliver its customary form of invoice), shall be deducted by the Purchasers from the amount due to the Company for the First Additional Securities and shall be paid directly to Robinson Silverman and (b) each Purchaser shall deliver to the Company (1) its pro rata portion of the First Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the First Additional Closing Date and (2) the executed First Additional Transaction Documents.

            6. The Second Additional Closing. (i) The Purchasers and the Company shall each have the right to deliver a written notice to the other (the "Second Additional Financing Notice") requiring such other party to either sell or buy (severally and not jointly), as the case may be, the

Second Additional Securities for an aggregate purchase price of $7,000,000 (the "Second Additional Purchase Price"). The Second Additional Financing Notice may be delivered no earlier than twenty (20) Trading Days following the satisfaction by the Company or the waiver by the Purchasers of the conditions listed in
Section 8 of this letter. At the Second Additional Closing (as defined herein) each Purchaser shall (subject to the terms and conditions herein) purchase such portion of the Second Additional Securities as equals such Purchaser's pro-rata portion of the Initial Securities issued and sold at the Closing. The closing of the purchase and sale of the Second Additional Securities (the "Second Additional Closing") shall take place at the offices of Robinson Silverman,1290 Avenue of the Americas, New York, New York 10104, on the fifth (5th) Business Day after the Second Additional Financing Notice is received by the Purchasers or the Company, as the case may be, or on such other date as otherwise agreed to by the parties hereto. The date of the Second Additional Closing is hereinafter referred to as the "Second Additional Closing Date." Notwithstanding anything to the contrary contained in this letter, each Purchaser may, prior to the Second Additional Closing Date, designate an Affiliate thereof to acquire all or any portion of the Second Additional Securities.

                  (ii) At the Second Additional Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to (x) each Purchaser or its designated Affiliate, (1) the number of Second Additional Shares equal to such Purchaser's pro rata portion of the Initial Shares issued and sold at the Closing, registered in the name of such Purchaser or its designated Affiliate, representing the shares of Common Stock to be issued and sold to such Purchaser at the Second Additional Closing; (2) a Second Additional Adjustable Warrant registered in the name of such Purchaser or its designated Affiliate, (3) a Second Additional Closing Warrant registered in the name of such Purchaser or its designated Affiliate, entitling the holder thereof to purchase such number of shares of Common Stock as equals such Purchaser's pro-rata portion of the shares of Common Stock underlying the Initial Closing Warrants issued and sold at the Closing, (4) a legal opinion in form and substance acceptable to the Purchasers, and (5) executed Second Additional Transaction Documents and the Transfer Agent Instructions relating to the Second Additional Securities, and (y) Robinson Silverman, the legal fees and expenses incurred by the Purchasers to prepare the Second Additional Transaction Documents, which amount shall not exceed $20,000 (and Robinson Silverman shall only be required to deliver its customary form of invoice), shall be deducted by the Purchasers from the amount due to the Company for the Second Additional Securities and shall be paid directly to Robinson Silverman and (b) each Purchaser shall deliver to the Company (1) its pro rata portion of the Second Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Second Additional Closing Date and (2) the executed Second Additional Transaction Documents.

            7. Conditions precedent to the First Additional Closing. Notwithstanding anything to the contrary contained in this letter, the commitment of a Purchaser to purchase acquire the First Additional Securities is subject to the satisfaction or waiver by the Purchasers of each of the following conditions:

            (a) Closing of Initial Shares and Initial Warrants. The Closing shall have occurred;

            (b) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of the date when made and as of the First Additional Closing Date as though made on and as of the First Additional Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date), as evidenced by an Officer's certificate attesting to such effect to be delivered by the Company to the Purchasers at the First Additional Closing;

            (c) Performance by the Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the First Additional Closing Date and no Event (as defined in the Registration Rights Agreement ) shall have occurred which has not been cured to the satisfaction of the Purchasers;

            (d) Underlying Shares Registration Statement. The Underlying Shares Registration Statement shall have been declared effective under the Securities Act by the Commission and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the First Additional Closing Date;

            (e) No Injunction. Since the Closing Date, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the First Additional Transaction Documents or makes impracticable the transactions contemplated thereby;

            (f) Adverse Changes. Since the Closing Date, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect shall have occurred;

            (g) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the NASDAQ at any time since the Closing Date;

            (h) Listing of Common Stock. The Common Stock shall have been at all times since the Closing Date listed for trading on the NASDAQ;

            (i) Shares of Common Stock. The Company shall have duly reserved the number of shares of Common Stock as required by the First Additional Transaction Documents to be reserved for issuance upon exercise of the First Additional Adjustable Warrants and the First Additional Closing Warrants;

            (j) Performance of Exercise Obligations. The Company shall have timely complied with its exercise and delivery requirements under the Initial Warrants;

            (k) Closing Threshold. For the ten (10) Trading Days immediately preceding the date of the First Additional Financing Notice, the average daily trading volume of the Common Stock on the NASDAQ shall be at least 15,000 shares and the average of the Per Share Market Value for such ten (10) Trading Day period shall be greater than $15.00 (subject to stock splits and similar adjustments);

            (l) Shareholder Approval. No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market or such other exchange or trading facility or which the Common Stock is the traded or listed for trading in order to issue a minimum of 200% of the shares of Common Stock issuable upon exercise of the First Additional Adjustable Warrants (assuming such exercise occurred on the First Additional Closing Date); and

            (m) Deliveries pursuant to First Additional Transaction Documents. At the First Additional Closing, the Company shall deliver the First Additional Securities and executed First Additional Transaction Documents and Transfer Agent Instructions relating to the First Additional Securities in the forms contemplated by this letter.

            8. Conditions precedent to the Second Additional Closing. Notwithstanding anything to the contrary contained in this letter, the commitment of a Purchaser to purchase acquire the Second Additional Securities is subject to the satisfaction or waiver by the Purchasers of each of the following conditions:

            (a) Company Milestones. The Company shall have attained milestones to be determined at the sole option of the Purchasers;

            (b) Closing of the First Additional Securities. The First Additional Closing shall have occurred;

            (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of the date when made and as of the Second Additional Closing Date as though made on and as of the Second Additional Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date), as evidenced by an Officer's certificate attesting to such effect to be delivered by the Company to the Purchasers at the Second Additional Closing;

            (d) Performance by the Company. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents and the First Additional Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the Second Additional Closing Date and no Event shall have occurred which has not been cured to the satisfaction of the Purchasers;

            (e) Second Underlying Shares Registration Statement. The registration statement filed pursuant to the First Additional Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission and shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Second Additional Closing Date;

            (f) No Injunction. Since the Closing Date, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the Second Additional Transaction Documents or makes impracticable the transactions contemplated thereby;

            (g) Adverse Changes. Since the Closing Date, no event or series of events which, in the sole opinion of the Purchasers, could have or result in a Material Adverse Effect shall have occurred;

            (h) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the NASDAQ at any time since the Closing Date;

            (i) Listing of Common Stock. The Common Stock shall have been at all times since the Closing Date listed for trading on the NASDAQ;

            (j) Shares of Common Stock. The Company shall have duly reserved the number of shares of Common Stock as required by the Second Additional Transaction Documents to be reserved for issuance upon exercise of the Second Additional Adjustable Warrants and the Second Additional Closing Warrants;

            (k) Performance of Exercise Obligations. The Company shall have timely complied with its exercise and delivery requirements under the First Additional Adjustable Warrants and the First Additional Closing Warrants;

            (l) Closing Threshold. For the ten (10) Trading Days immediately preceding the date of the Second Additional Financing Notice, the average daily trading volume of the Common Stock on the NASDAQ shall be at least 15,000 shares and the average of the Per Share Market Value for such ten (10) Trading Day period shall be greater than $15.00 (subject to stock splits and similar adjustments);

            (m) Shareholder Approval. No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market or such other exchange or trading facility or which the Common Stock is the traded or listed for trading in order to issue a minimum of 200% of the shares of Common Stock issuable upon exercise of the Second Additional Adjustable Warrants (assuming such exercise occurred on the Second Additional Closing Date); and

            (n) Deliveries pursuant to Second Additional Transaction Documents. At the Second Additional Closing, the Company shall deliver the Second Additional Securities and executed Second Additional Transaction Documents and Transfer Agent Instructions relating to the Second Additional Securities in the forms contemplated by this letter.

            9. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and neither Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this letter or out of the either the First Additional Transaction Documents or the Second Additional Transaction Documents, if any, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            10. Governing Law. This letter shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            11. Execution. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      Please indicate your agreement with the foregoing by executing a countersigned copy of this letter and returning the same to our attention, whereupon effective immediately thereafter this letter shall become a legally valid and binding agreement between the Purchasers and the Company.

      We look forward to our continuing relationship.

      Sincerely,

      Strong River Investments, Inc.

       By: /s/ Ken Henderson
           --------------------------------------
           Name: Ken Henderson
           Title: Attorney-in-Fact


      Bay Harbor Investments, Inc.

       By: /s/ Ken Henderson
           --------------------------------------
           Name: Ken Henderson
           Title: Attorney-in-Fact


      Augusta Street LLC

      By: Citco Trustees (Cayman) Limited

       By: /s/ Lana Farrington
           --------------------------------------
           Name: Lana Farington
           Title: Attorney-in-Fact


Agreed and accepted
June 24, 1999

Fidelity Holdings, Inc.

By: /s/ Doron Cohen
    ----------------------------
    Name: Doron Cohen
    Title: President


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